UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza

Houston, Texas 77046-1173

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 12, 2025

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Invesco closed-end fund listed above (each a “Fund” and together the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Houston, Texas 77046-1173, on August 12, 2025 at 2:00 p.m. Central Daylight Time.

The Meeting is to be held for the following purpose:

1. To elect trustees in the following manner:

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(a)	VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI and IIM	Cynthia Hostetler Eli Jones Daniel S. Vandivort James “Jim” Liddy	Common Shareholders and Preferred Shareholders, voting together

Proposal 1(b)	VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI, and IIM	Prema Mathai-Davis	Preferred Shareholders, voting separately

Proposal 1(c)	VBF, VLT, and OIA	Cynthia Hostetler Eli Jones Prema Mathai-Davis Daniel S. Vandivort James “Jim” Liddy	Common Shareholders

Each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified.

In addition, any other business as may properly come before the Meeting or any adjournments thereof will be transacted at the Meeting.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund on May 23, 2025 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

By order of the Board of Trustees,

Melanie Ringold

Senior Vice President,

Chief Legal Officer and Secretary

June 27, 2025

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza

Houston, Texas 77046-1173

JOINT PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held August 12, 2025

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board”) of each fund listed above (each a “Fund” and together the “Funds”). The proxies are to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be at 11 Greenway Plaza, Houston, Texas 77046-1173, on August 12, 2025, at 2:00 p.m. Central Daylight Time. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is on or about June 27, 2025.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Fund as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Board has fixed May 23, 2025 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting.

The Common Shares of each of the Funds are listed on the New York Stock Exchange (the “NYSE”). The NYSE ticker symbol of each Fund and the amount of Common Shares and Preferred Shares outstanding as of the Record Date are shown in Annex A to this Joint Proxy Statement. Each Fund is a closed-end fund organized as a Delaware statutory trust.

The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters.

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-341-2929, Option 1 or visit our website at w.w.w.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the proxy cards (together, the “Proxy Materials”) are available at h.t.t.p0s://www.proxy-direct.com/inv-34487. The Proxy Materials will be available on the internet through the day of the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Houston, Texas 77046-1173.

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-866-417-2255.

The Proposal

The following summarizes the proposal concerning trustee elections to be presented at the Meeting and that the shareholders are entitled to vote upon (the “Election Proposal”). The Board unanimously approved the Election Proposal and recommends that shareholders vote in favor of the Election Proposal.

Proposal 1: Election of Trustees

The following table summarizes the Election Proposal concerning trustee elections to be presented at the Meeting and the shareholders entitled to vote.

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(a)	VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI and IIM	Cynthia Hostetler Eli Jones Daniel S. Vandivort James “Jim” Liddy	Common Shareholders and Preferred Shareholders, voting together

Proposal 1(b)	VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI and IIM	Prema Mathai-Davis	Preferred Shareholders, voting separately

Proposal 1(c)	VBF, VLT, and OIA	Cynhia Hostetler Eli Jones Prema Mathai-Davis Daniel S. Vandivort James “Jim” Liddy	Common Shareholders

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportional vote for each fractional Share, with respect to the Election Proposal, with no Share having cumulative voting rights. The voting requirement for the Election Proposal is described below. A majority of the outstanding Shares of a Fund entitled to vote at the Meeting must be present at the Meeting or represented by proxy to have a quorum for such Fund to conduct business at the Meeting.

Please call the Funds at 1-800-952-3502 if you plan to attend the Meeting. If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or a broker’s statement indicating ownership as of a recent date.

If you hold your Shares in “street name,” you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-341-2929, Option 2 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Election Proposal that will, or is proposed to be, presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

Required Vote

With respect to Proposal 1(a) for VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI and IIM, holders of Common Shares and holders of Preferred Shares of each applicable Fund will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares of each such Fund present at the Meeting or represented by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b), for VGM, VTN, VKQ, VMO, VVR, VKI, VCV, VPV, IQI and IIM, holders of Preferred Shares of each applicable Fund will vote as a separate class for the Nominee. The affirmative vote of a majority of the outstanding Preferred Shares of each such Fund present at the Meeting or represented by proxy and entitled to vote is required to elect the Nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund, voting as a separate class.

With respect to Proposal 1(c), VBF, VLT, and OIA holders of Common Shares of each applicable Fund will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares of each such Fund present at the Meeting or represented by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” each Nominee as to which they are entitled to be voted. Proxies marked “WITHHOLD,” for a Nominee, which is the equivalent of an abstention, will not be voted “FOR” the Nominee, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “against” the Nominee.

An unfavorable vote for a Nominee by the shareholders of one Fund will not affect the election of the Nominee by another Fund if the Nominee is approved by the shareholders of the other Fund. An unfavorable vote for a Nominee by the shareholders of a Fund will not affect such Fund’s election of Nominees that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees or any other matter.

Broker Non-Votes

Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Under the rules of the NYSE, brokers may vote in their discretion on the election of trustees of a closed-end fund. Accordingly, because there are no non-discretionary items to be voted on at the Meeting, the Funds do not anticipate receiving any broker non-votes. Under the rules of the NYSE, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by their brokers in favor of the Election Proposal. Broker-dealers and other financial intermediaries who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction.

We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Revoking a Proxy

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation before the Meeting with the respective Fund, by delivering a duly executed proxy bearing a later date, by attending the Meeting and voting in person, by filing a revocation using any electronic, telephonic, computerized or other alternative means, or by written notice of the death or incapacity of the maker of the proxy received by the Fund prior to the Meeting. Shareholders who wish to vote at the Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting and follow the instructions detailed above.

Adjourning the Meeting

With respect to each Fund, the vote of the holders of one-third of the Shares cast whether or not a quorum is present, or the chair of the Meeting in his or her discretion, will have the power to adjourn the Meeting with regard to a particular proposal scheduled to be voted on at the Meeting or to adjourn the Meeting entirely from time to time without notice.

Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified. A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original meeting date for such meeting. In voting for the adjournment, the persons named as proxies may vote their proxies in favor of one or more adjournments of the Meeting, or the chair of the Meeting may call an adjournment, provided such persons determine that such adjournment is reasonable and in the best interests of shareholders and the Funds, based on a consideration of such factors as they may deem relevant.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES IN THE ELECTION PROPOSAL.

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Other Service Providers of the Funds

Administration Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the

Adviser under its investment advisory agreement with each Fund. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Funds. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801. Invesco Senior Income Trust has also entered into an additional administration agreement with the Adviser. Each Fund has also entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund is State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for each Fund is Computershare Trust Company, N.A., located at 150 Royall Street, Canton, MA 02021.

THE PROPOSAL:

ELECTION OF TRUSTEES

With respect to each of Invesco Bond Fund, Invesco High Income Trust II and Invesco Municipal Income Opportunities Trust holders of Common Shares will vote with respect to the election of Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Daniel S. Vandivort and James “Jim” Liddy.

With respect to each of Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust, holders of Preferred Shares, voting as a separate class, will vote with respect to the election of Prema Mathai-Davis. Holders of Common Shares and holders of Preferred Shares of each of these Funds will vote together with respect to the election of Cynthia Hostetler, Eli Jones, Daniel S. Vandivort and James “Jim” Liddy.

All Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected. Jim Liddy was initially identified during a search process for potential candidates that was undertaken by the independent trustees with the assistance of a third-party search firm and was recommended for consideration as a nominee for Trustee by the independent trustees. Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Daniel S. Vandivort were previously elected by shareholders in 2022. Jim Liddy is being nominated for election to the Board of each Fund by shareholders for the first time.

If elected, each Trustee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2028 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. Each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration of Trust”) provides that the Board shall be divided into three classes. For each Fund, only one class of Trustees is elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable Delaware state law, each Fund’s Declaration of Trust and each Fund’s Bylaws.

In the case of any vacancy on the Board, each Fund’s Declaration of Trust provides that the size of the Board shall be automatically reduced by the number of vacancies unless or until the Board by resolution expressly maintains or increases the size of the Board. In the case of a vacancy arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may fill such vacancy or add additional Board members, as the case may be, by appointing a replacement meeting the Trustee qualifications outlined in each Funds’ Declaration of Trust to serve for the remainder of the term of the Board position previously vacated. In the case of a vacancy of a Preferred Shares Trustee arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may designate a Trustee to serve as a “Preferred Shares Trustee” for the remainder of the term of the Board position previously vacated.

With the exception of the Preferred Shares Trustee, the class of Trustees up for election in any given year is the same for each Fund.

The following table indicates all current Trustees in each such class and the period for which each class currently serves:

Class I1	Class II2	Class III[3]
Cynthia Hostetler Prema Mathai-Davis	Beth Ann Brown Jeffrey H. Kupor	Douglas Sharp Carol Deckbar
Eli Jones	Anthony J. LaCava, Jr.	Elizabeth Krentzman
Daniel S. Vandivort James “Jim” Liddy	Joel W. Motley Teresa M. Ressel	Edward Perkin

[1]	Currently up for election at the Meeting.

[2]	Serving until the 2026 Annual Meeting or until their successors have been duly elected and qualified.

[3]	Serving until the 2027 Annual Meeting or until their successors have been duly elected and qualified.

Information Regarding the Trustees

The business and affairs of the Funds are managed under the direction of the Board. This section of this Joint Proxy Statement provides you with information regarding each incumbent Trustee that is proposed to serve on the Board. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The tables below list the Trustees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all of the Trustees are elected, the Board will be composed of 14 Trustees, including 12 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

As used in this Joint Proxy Statement, the term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised primarily by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 151 funds in the Invesco Fund Complex.

The mailing address of each Trustee is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustee

Jeffrey H. Kupor [1] — 1968 Trustee	†

Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-

			151	None

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years
Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years
		Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

Douglas Sharp[1] — 1974 Trustee	†	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman, Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited.	151	None

[1]

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because they are officers of the Adviser, and officers of Invesco Ltd., the ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown — 1968 Trustee (2019) and Chair (August 2022)	†	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.	151

Director, Board of Directors of Caron Engineering Inc.

Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); President and Director of Grahamtastic Connection (non-profit); and Trustee of certain Oppenheimer Funds

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Carol Deckbar — 1962 Trustee	†	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	151	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler — 1962 Trustee	†	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	151	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization); and Independent Directors Council (professional organization); Formerly: Textainer Global Holdings (holding company)

Eli Jones — 1961 Trustee	†	Professor and Dean Emeritus, Mays Business School at Texas A&M University Formerly: Board Member of the regional board, Frist Financial Bank Texas;	151	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
		Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank		Bankshares, Inc. Texas

Elizabeth Krentzman — 1959 Trustee	†	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP	151	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee; and Trustee of certain Oppenheimer Funds

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Anthony J. LaCava — 1956 Trustee	†	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	151	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy — 1959 Trustee	†	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	151	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis — 1950 Trustee	†	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	151	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley — 1952 Trustee	†	Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the	151	Member of Board of Blue Ocean Acquisition Corp; Member of Board of Trust for Mutual Understanding (non-profit

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); and Director of Columbia Equity Financial Corp. (privately held financial advisor).

				promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism); and Trustee of certain Oppenheimer Funds

Edward Perkin — 1972 Trustee	†	Former: Chief Investment Officer, Equity, Eaton Vance	151	None

Teresa M. Ressel — 1962 Trustee	†	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment	151	None

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
		banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury

Daniel S. Vandivort — 1954 Trustee	†	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	151	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of American

(1)

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) because they are officers of the Adviser to the Funds, and officers of Invesco Ltd., ultimate parent of the Adviser.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee currently serving on the Board has served as a Trustee of each respective Fund since the year shown below:

	Kupor	Sharp	Brown	Deckbar	Hostetler	Jones	Krentzman	LaCava	Liddy
VKI	2024	2024	2019	2024	2017	2016	2019	2019	2024
VBF	2024	2024	2019	2024	2017	2016	2019	2019	2024
VCV	2024	2024	2019	2024	2017	2016	2019	2019	2024
VLT	2024	2024	2019	2024	2017	2016	2019	2019	2024
OIA	2024	2024	2019	2024	2017	2016	2019	2019	2024
VMO	2024	2024	2019	2024	2017	2016	2019	2019	2024
VKQ	2024	2024	2019	2024	2017	2016	2019	2019	2024
VPV	2024	2024	2019	2024	2017	2016	2019	2019	2024
IQI	2024	2024	2019	2024	2017	2016	2019	2019	2024
VVR	2024	2024	2019	2024	2017	2016	2019	2019	2024
VGM	2024	2024	2019	2024	2017	2016	2019	2019	2024
VTN	2024	2024	2019	2024	2017	2016	2019	2019	2024
IIM	2024	2024	2019	2024	2017	2016	2019	2019	2024

	Mathai- Davis	Motley	Perkin	Ressel	Vandivort
VKI	2014	2019	2025	2017	2019
VBF	2014	2019	2025	2017	2019
VCV	2014	2019	2025	2017	2019
VLT	2014	2019	2025	2017	2019
OIA	2010	2019	2025	2017	2019
VMO	2014	2019	2025	2017	2019
VKQ	2014	2019	2025	2017	2019
VPV	2014	2019	2025	2017	2019
IQI	2010	2019	2025	2017	2019
VVR	2014	2019	2025	2017	2019
VGM	2014	2019	2025	2017	2019
VTN	2014	2019	2025	2017	2019
IIM	2010	2019	2025	2017	2019

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met fourteen times during the fiscal year ended February 28, 2025 and each independent Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board during which time such independent Trustee served and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, attorneys and other Trustees between meetings.

The Chair also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to each Fund’s Declaration of Trust or Bylaws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its committee structure as discussed below, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Board Qualifications and Experience

Interested Trustees.

Jeffrey H. Kupor, Trustee

Jeffrey Kupor has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Kupor is Senior Managing Director and General Counsel at Invesco Ltd.

Mr. Kupor joined Invesco Ltd. in 2002 and has held a number of legal roles, including, most recently, Head of Legal, Americas, in which role he was responsible for legal support for Invesco’s Americas business. Prior to joining the firm, he practiced law at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright), specializing in complex commercial and securities litigation. He also served as the general counsel of a publicly traded communication services company.

Mr. Kupor earned a BS degree in economics from the Wharton School at the University of Pennsylvania and a JD from the Boalt Hall School of Law (now known as Berkeley Law) at the University of California at Berkeley.

The Board believes that Mr. Kupor’s current and past positions with the Invesco complex along with his legal background and experience as an executive in the investment management area benefits the Funds.

Douglas Sharp, Trustee

Douglas Sharp has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Sharp is Senior Managing Director, Head of Americas & EMEA (Europe, the Middle East, and Africa) at Invesco Ltd. He also served as Director and Chairman of the Board of Invesco UK Limited (Invesco’s European subsidiary board) and as Director, Chairman and Chief Executive of Invesco Fund Managers Limited.

Mr. Sharp joined Invesco Ltd. in 2008 and has served in multiple leadership roles across the company, including his previous role as Head of EMEA. Prior to that, he ran Invesco Ltd.’s EMEA retail business and served as head of strategy and business planning and as chief administrative officer for Invesco Ltd.’s US institutional business. Before joining the firm, he was with the strategy consulting firm McKinsey & Co., where he served clients in the financial services, energy, and logistics sectors.

The Board believes that Mr. Sharp’s current and past positions within the Invesco complex along with his experience in the investment management business benefits the Funds.

Independent Trustees

Beth Ann Brown, Trustee and Chair

Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019 and Chair since 2022. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since 2012.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc. From 2013 through 2022, she served as Director, Vice President (through 2019) and President (2019-2022) of Grahamtastic Connection, a non-profit organization.

From 2014 to 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Board believes that Ms. Brown’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Carol Deckbar, Trustee

Carol Deckbar has been a member of the Board of Trustees of the Invesco Funds since 2024. Ms. Deckbar previously served as Executive Vice President and Chief Product Officer at Teachers Insurance and Annuity Association (“TIAA)” Financial Services from 2019 to 2021. She also served as Executive Vice President and Principal of College Retirement Equities Fund at TIAA from 2014 to 2021. Ms. Deckbar served in various other capacities at TIAA since joining in 2007, including Executive Vice President and Head of Institutional Investments and Endowment Services from 2016 to 2019.

Prior to joining TIAA, Ms. Deckbar was a Senior Vice President of AMSOUTH Bank from 2002 to 2006, and before that she served as Senior Vice President, Managing Director,

for Bank of America Capital Management from 1999 to 2002. She began her asset management career with the Evergreen Funds where she served as Senior Vice President, Managing Director from 1991 to 1998.

From 2019 to 2020, Ms. Deckbar served as Chairman of the TIAA Retirement Plan Investments Committee and as an Executive Sponsor at Advance, a council for the advancement of women. She has also held various memberships, including at Investment Company Institute, from 2017 to 2019, Fortune 400 Most Powerful Women Network, from 2012 to 2015, and Mutual Fund Education Alliance, from 2010 to 2015.

The Board believes that Ms. Deckbar’s experience in financial services and investment management benefits the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management, and Textainer Group Holdings Ltd., a public company that is the world’s second largest shipping container leasing company, prior to its sale to Stonepeak in March 2024. Ms. Hostetler was also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.

From 2001 to 2009, Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones has served as Board Member of the regional board, First Financial Bank Texas since 2021 and Board Member, First Financial Bankshares, Inc. Texas since 2022. Since 2020, Dr. Jones has served as a director on the board of directors of Insperity, Inc. (“Insperity”). From 2004 to 2016, Dr. Jones was chair of the Compensation Committee, a member of the Nominating and Corporate Governance Committee and a director on the board of directors of Insperity.

Dr. Jones is a Professor of Marketing, Lowry and Peggy Mays Eminent Scholar, and Dean Emeritus of Mays Business School at Texas A&M University. From 2015 to 2021, Dr. Jones served as Dean of Mays Business School at Texas A&M University. From 2012 to 2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Krentzman served from 2017 to 2022, as a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman previously served as a member of the Board of Trustees of the University of Florida National Board Foundation from 2016 to 2021. She also served as a member of the Board of Trustees of the University of Florida Law Center Association, Inc. from 2016 to 2021, as a member of its Audit Committee from 2016 to 2020, and as a member of its Membership Committee from 2020 to 2021.

Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission. She also served from 1991 to 1996 in various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission and from 1987 to 1991 as an Associate at Ropes & Gray LLP.

The Board believes that Ms. Krentzman’s legal background, experience in financial services and accounting and as a director of other investment companies benefits the Funds.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Member and Chairman of the Business School Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava’s experience in audit and financial services benefits the Funds.

James “Jim” Liddy, Trustee

James “Jim” Liddy has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Liddy is a Retired Partner of KPMG LLP (“KPMG”) and previously served as Chairman of KPMG’s Global Financial Services, Americas practice from 2017 through 2021. He also led KPMG’s U.S. Financial Services practice from 2015 through 2021.

Prior to assuming his most recent role in 2017, Mr. Liddy served as Vice Chair of Audit and on various other committees at KPMG. He also previously served as National Managing Partner of Audit and was a member of the firm’s Global Audit Steering Group.

The Board believes that Mr. Liddy’s audit experience and knowledge of financial services and investment management benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Since 2021, Dr. Mathai-Davis has served as a member of the Board of Positive Planet US, a non-profit organization and Healthcare Chaplaincy Network, a non-profit organization. From 2021 to 2023 she also served on the board of Positive Planet US, a non-profit organization.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform) from 2017 to 2019, when the firm was acquired by Forbes Media Holdings, LLC.

Dr. Mathai-Davis previously served as Chief Executive Officer of the YWCA of the USA from 1994 until her retirement in 2000. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner and Board Member of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also served as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. She was a member of the Board of Visitors of the University of Maryland School of Public Policy, and on the visiting Committee of The Harvard University Graduate School of Education.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

In May 2022, Mr. Motley rejoined the Vestry and the Investment Committee of Trinity Church Wall Street. Since 2021, Mr. Motley has served as a Board member of the Trust for Mutual Understanding, which makes grants to arts and environmental organizations in Eastern Europe. Since 2021, Mr. Motley has served as a member of the board of Blue Ocean Acquisition Corp. Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since 2002.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee. He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a non-profit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Board believes that Mr. Motley’s experience in financial services and as a director of other investment companies benefits the Funds.

Edward Perkin, Trustee

Edward Perkin has been a member of the Board of Trustees of the Invesco Funds since 2025. From 2014 to 2021, Mr. Perkin served as the Chief Investment Officer, Equity, at Eaton Vance. He was a managing director at Morgan Stanley from 2021 to 2023.

Prior to joining Eaton Vance, Mr. Perkin served as Chief Investment Officer, International & Emerging Markets Equity, at Goldman Sachs Asset Management. He also served as a senior research analyst at FISERV from 1997 to 2000 and as an insurance broker at American Retirement Insurance Services from 1993 to1997.

Mr. Perkin holds the Chartered Financial Analyst designation. He has an MBA, Finance, from Columbia School of Business, and a BA, Economics, from UC Santa Barbara.

The Board believes that Mr. Perkin’s experience and knowledge of investment management benefits the Funds.

Teresa M. Ressel, Trustee

Teresa Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017. Ms. Ressel has served as a Managing Partner of Radiate Capital (a private equity sponsor) since 2024.

Ms. Ressel has previously served within the private sector and the U.S. government as well as consulting. Formerly, Ms. Ressel served at UBS AG in various capacities, including as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and as Group Chief Operating Officer of the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury, initially as Deputy Assistant Secretary for Management & Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and anchored financial duties at the Department, including finance, accounting, risk, audit and performance measurement.

Ms. Ressel also volunteers within her community across a number of functions and serves on the board of GAVI, the Global Vaccine Alliance (non-profit) supporting children’s health.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Funds.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex, as a Trustee and as the Governance Committee Chair.

Mr. Vandivort also served as Chairman, Lead Independent Director, and Chairman of the Audit Committee of the Board of Directors of the Value Line Funds from 2008 through 2014.

Previously, Mr. Vandivort also served as a Trustee and Chairman of the Weiss Peck and Greer Mutual Funds Board from 2004 to 2005.

Previously, Mr. Vandivort served at Weiss Peck and Greer/Robeco Investment Management from 1994 to 2007, as President and Chief Investment Officer and prior to that as Managing Director and Head of Fixed Income. Mr. Vandivort also served in various capacities at CS First Boston from 1984 to 1994, including as Head of Fixed Income at CS First Boston Investment Management.

Mr. Vandivort was also a Trustee on the Board of Huntington Disease Foundation of America from 2007 to 2013 and from 2015 to 2019. He also served as Treasurer and Chairman of the Audit and Finance Committee of Huntington Disease Foundation of America from 2016 to 2019.

Mr. Vandivort currently serves as President of Flyway Advisory Services LLC, a consulting and property management company. He is also a Member of the Investment Committee for the Historic Charleston Foundation.

The Board believes that Mr. Vandivort’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its

Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board. a Committee or the Senior Officer.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by Invesco personnel that address liquidity matters. The Board also oversees risks related to certain Funds’ use of derivatives as part of its general oversight responsibilities. The Board has approved a derivatives risk manager, which is responsible for administering the derivatives risk management program (“DRM Program”) for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program. The Audit Committee assists the Board with its oversight of the Funds’ accounting and auditing process. The Audit Committee is responsible for selecting the Funds’ independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds’ financial reports and internal controls. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds. The Audit Committee also oversees the Adviser’s process for valuing the Funds’ portfolio investments and receives reports from management regarding its process and the valuation of the Funds’ portfolio investments as consistent with the valuation policy approved by the Board and related procedures.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and its Committees and addresses governance risks, including insurance and fidelity bond matters, for the Funds.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services. The Trustees have adopted a retirement policy that permits each Trustee to serve until December 31 of the year in which the Trustee turns 75. Compensation received by the Trustees of the Funds as of fiscal year ended February 28, 2025 is shown on Annex B hereto.

Pre-Amendment Retirement Plan for Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such

Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the “Amended Plan”). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the “Existing Plan Benefit”) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the “Expected Future Benefit” and, together with the Existing Plan Benefit, the “Accrued Benefit”). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Certain former Trustees and current Independent Trustees (for purposes of this paragraph only, the “Deferring Trustees”) have executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Amounts deferred by Deferring Trustees pursuant to a Compensation Agreement during the most recent fiscal year are shown in Annex B – Trustee Compensation Table.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are Messrs. LaCava (Chair), Liddy and Vandivort, Dr. Jones, and Mss. Hostetler and Ressel. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) selecting independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;(vi) pre-approving engagements for non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or to any of its affiliates; and (vii) overseeing the performance of the fair valuation determinations by the Adviser. During the fiscal year ended February 28, 2025, the Audit Committee held six meetings. The Audit Committee’s charter is available at w.w.w.invesco.com/us. Two members of the Audit Committee have been determined by the Board to be an “audit committee financial expert” as defined by the SEC. Each such audit committee financial expert is an Independent Trustee.

Compliance Committee

The members of the Compliance Committee are Messrs. Motley and Perkin, and Mss. Brown, Deckbar and Krentzman (Chair) and Dr. Mathai-Davis. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer or other independent advisors; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Board, overseeing risk management with respect to the Funds (other than risks overseen by the other Committees), including receiving and overseeing risk management reports from Invesco that are applicable to the Funds and their service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Funds and recommending to the Board what action, if any, should be taken by the Funds in light of such reports. During the fiscal year ended February 28, 2025, the Compliance Committee held four meetings.

Governance Committee

The members of the Governance Committee are Messrs. Motley and Vandivort (Chair) and Mss. Brown and Hostetler and Dr. Mathai-Davis. The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board, and the Chair of each committee, except that the members and Chair of each Sub-Committee of the Investments Committee shall be appointed by the Chair of the Investments Committee in consultation with the Chair of the Governance Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees;(iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) considering and overseeing the selection and engagement of a Senior Officer if and as they deem appropriate, including compensation and scope of services, and recommending all such matters to the Board or the independent trustees as appropriate; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from Invesco regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums. During the fiscal year ended February 28, 2025, the Governance Committee held six meetings. The Governance Committee’s charter is available at w.w.w.invesco.com/us.

When the Board has or expects to have a vacancy, the Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees. The Governance Committee considers candidates identified by members of the Governance Committee, the full Board and management, as well as any recommendations by shareholders (as described below), as part of this process.

At times, the Governance Committee may use a third party search firm to assist with the identification of qualified candidates.

The Governance Committee will consider nominees recommended by a shareholder in accordance with the Funds’ governing instruments to serve as trustees, provided: (i) that such submitting shareholder provides the information required by, and otherwise complies with the applicable provisions of, the Funds’ governing instruments, (ii) that such submitting shareholder is a shareholder of record, with proof of such ownership or holding reasonably satisfactory to the Funds to be provided by such record owner or nominee holder, at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills in light of the Funds’ business and structure, and such other factors as the Governance Committee may consider relevant, including potential for diversity of skills, background, experience and perspective relative to other Trustees serving on the Board (or other nominees); and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members.

Under the Funds’ governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Funds’ Declarations of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Funds, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

Notice procedures set forth in each Fund’s Bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at an annual shareholder meeting must deliver to the Fund’s Secretary notice of the shareholder’s intent to nominate in writing not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year.

Investments Committee

The members of the Investments Committee are Messrs. LaCava, Liddy, Motley, Perkin, and Vandivort, Mss. Brown, Deckbar (Sub-Committee Chair), Hostetler (Chair and

Sub-Committee Chair), Krentzman and Ressel and Drs. Jones and Mathai-Davis (Sub-Committee Chair). The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information, and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable. During the fiscal year ended February 28, 2025, the Investments Committee held four meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers (with the exception of James Bordewick, Jr. and Todd F. Kuehl) do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During At Least The Past 5 Years
Glenn Brightman — 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

Melanie Ringold — 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During At Least The Past 5 Years

Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC and Director, Tremont (Bermuda) Limited

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc.; Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Assistant Vice President, Invesco Funds

Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments and Director, Invesco Trust Company

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During At Least The Past 5 Years
James “Jim” Bordewick — (1959) Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.

Principal Shareholders of the Funds

The persons who as of the Record Date, according to publicly available filings made with the SEC, held of record 5% or more of the Common Shares or Preferred Shares of a Fund are set forth in Annex C. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund.

Trustee Ownership of Fund Shares

As of December 31, 2024, Trustee(s) owned, directly or beneficially, Common Shares or Preferred Shares of a Fund and beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex D.

Application of Control Share Provisions

Effective August 1, 2022, each Fund became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions. The Board has exempted the acquisition of VKI, VCV, VMO, VKQ, VPV, IQI, VVR, VGM, VTN and IIM’s preferred shares from application of the Control Share Provisions; and has exempted the acquisition of VVR’s preferred shares by such shares’ liquidity provider or remarketing agent, or any of their respective affiliates, from the application of the Control Share Provisions.

The Control Share Provisions require shareholders to disclose any control share acquisition to a Fund within 10 days of such acquisition and, upon request, to provide any related information that the Fund’s Board reasonably believes is necessary or desirable.

The foregoing is only a summary of certain aspects of the Control Share Provisions. Shareholders should consult their own legal counsel with respect to the application of the Control Share Provisions to their beneficial interests of a Fund and any subsequent acquisitions of beneficial interests.

Section 16(a) Beneficial Ownership Reporting Compliance and Delinquent Section 16(a) Reports

Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the NYSE (on which the Common Shares are listed), reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Funds believe that, during the fiscal year ended February 28, 2025, all such filing requirements were met with respect to the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ending February 28, 2025. The Audit Committee and the Boards have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Funds.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures (included in Annex E to this Joint Proxy Statement), the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee received the written disclosures and the letter(s) from PwC mandated by the applicable requirements of the Public Company Accounting Oversight

Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles. Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

As disclosed above, the members of the Audit Committee are Messrs. LaCava (Chair), Liddy and Vandivort, Dr. Jones, and Mss. Hostetler and Ressel.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex E. All of the audit services for the fiscal years ended February 28, 2025 and February 29, 2024 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex E. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for the fiscal years ended February 28, 2025 and February 29, 2024 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex E. All of the tax services for the fiscal years ended February 28, 2025 and February 29, 2024 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth on Annex E. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth on Annex E. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Election Proposal will be borne by the Funds. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds have also retained Computershare to assist in any additional proxy solicitation. The estimated cost of solicitation by Computershare is approximately $1,500 per Fund.

Shareholder Proposals

Shareholder proposals intended to be presented at the year 2026 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 27, 2026, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2026 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 14, 2026 and not later than May 14, 2026. Notwithstanding the foregoing, if notice of a shareholder proposal is received after May 14, 2026, the persons named as proxies may vote proxies held by them in their discretion on such proposal. Any shareholder who wishes to submit a proposal for consideration at an annual meeting of such shareholder’s Fund should send such proposal to the respective

Fund’s Secretary at 11 Greenway Plaza, Houston, Texas 77046, Attn: Secretary. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Melanie Ringold

Senior Vice President,

Chief Legal Officer and Secretary

June 27, 2025

ANNEX A

FUNDS

The following list sets forth the closed-end investment companies (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 12, 2025, at 2:00 p.m. Central Daylight Time. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, VLT and OIA has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Advantage Municipal Income Trust II	VKI	44,406,020.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,836
Invesco Bond Fund	VBF	11,425,089.00	None	Not Applicable
Invesco California Value Municipal Income Trust	VCV	47,949,987.57	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,770
Invesco High Income Trust II	VLT	6,498,037.20	None	Not Applicable
Invesco Municipal Income Opportunities Trust	OIA	47,676,823.64	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	None
Invesco Municipal Opportunity Trust	VMO	67,440,684.80	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,124
Invesco Municipal Trust	VKQ	55,335,514.99	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,428
Invesco Pennsylvania Value Municipal Income Trust	VPV	17,872,158.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	788

A-1

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Quality Municipal Income Trust	IQI	52,883,797.34	Variable Rate Municipal Preferred Shares Series 2020/2023, liquidation preference $100,000 per share	1,789
Invesco Senior Income Trust	VVR	153,627,985.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	None
Invesco Trust for Investment Grade Municipals	VGM	54,231,968.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,323
Invesco Trust for Investment Grade New York Municipals	VTN	14,608,315.17	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	464
Invesco Value Municipal Income Trust	IIM	47,068,439.32	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,981

(1)	As of the Record Date.

A-2

ANNEX B

TRUSTEE COMPENSATION

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2024, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Trustee	Aggregate Compensation From the Trust(1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From Invesco Fund Complex Paid to Trustees(3)
Independent Trustees(4,5)
Beth A. Brown	$32,124			$652,500
Cynthia Hostetler	23,175	—	—	465,000
Elizabeth Krentzman	23,303	—	—	477,500
Eli Jones	21,094			427,500
Anthony J. Lacava Jr.	23,545			477,500
Prema Mathai-Davis	22,074	—	$205,000	447,500
Joel W. Motley	21,829			447,500
Teresa M. Ressel	21,342	—	—	437,500
Robert C. Troccoli	16,928	—	—	447,500
Daniel S. Vandivort	22,931	—	—	467,500
Carol W Deckbar	21,339	—	—	409,426
James Liddy	21,094	—	—	409,426
Edward Perkin	4,901	—	—	—

(1)

Amounts shown are based on the fiscal year ended February 28, 2025. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended February 28, 2025 including earnings, was $67,148.69. The amount of aggregate compensation paid by each Fund as of the most recent fiscal year end is as follows:

Ticker	LACAVA	BROWN	VANDIVORT	KRENTZMAN	HOSTETLER	MOTLEY	JONES
VKI	$1,846.52	$2,379.06	$1,759.59	$1,724.48	$1,740.07	$1,688.27	$1,828.05
VBF	1,701.23	2,193.69	1,620.84	1,589.85	1,602.21	1,555.22	1,670.24
VCV	1,908.64	2,458.79	1,818.95	1,782.36	1,798.60	1,745.22	1,891.78
VLT	1,635.11	2,109.30	1,557.75	1,528.62	1,540.36	1,494.67	1,603.16
OIA	1,771.57	2,283.72	1,687.97	1,655.20	1,668.70	1,619.58	1,744.18
VMO	2,024.83	2,606.52	1,929.90	1,889.60	1,908.62	1,851.58	2,019.29
VKQ	1,948.09	2,508.66	1,856.62	1,818.56	1,835.91	1,781.30	1,936.14
VPV	1,746.68	2,250.82	1,664.06	1,631.61	1,644.98	1,597.06	1,721.49
IQI	1,934.04	2,490.70	1,843.20	1,805.50	1,822.53	1,768.45	1,920.93
VVR	1,954.52	2,517.25	1,862.92	1,824.86	1,843.04	1,787.27	1,947.85
VGM	1,951.48	2,512.99	1,859.84	1,821.69	1,839.16	1,784.39	1,940.15
VTN	1,720.94	2,218.19	1,639.55	1,607.95	1,620.75	1,573.50	1,693.84
IIM	1,963.92	2,528.83	1,871.71	1,833.19	1,850.63	1,795.78	1,951.60
IHTA	807.37	1,065.27	827.06	789.74	784.23	742.6	769.8

B-1

Ticker	MATHAIDAVIS	RESSEL	TROCCOLI	DECKBAR	LIDDY	PERKIN
VKI	$1,633.96	$1,579.09	$1,839.86	$1,580.08	$1,591.17	$376.66
VBF	1,506.47	1,455.76	1,661.67	1,456.90	1,466.89	350.06
VCV	1,743.26	1,632.12	1,908.93	1,633.05	1,644.60	388.2
VLT	1,472.81	1,399.67	1,589.12	1,400.85	1,410.37	337.66
OIA	1,661.78	1,515.60	1,742.66	1,516.70	1,527.20	363.3
VMO	1,823.86	1,730.35	2,055.16	1,731.18	1,743.60	409.61
VKQ	1,723.07	1,665.26	1,961.30	1,666.17	1,678.01	395.45
VPV	1,545.97	1,494.09	1,726.62	1,494.80	1,505.59	352.45
IQI	1,841.27	1,653.32	1,944.39	1,654.24	1,665.98	392.82
VVR	1,729.02	1,671.05	1,975.68	1,671.93	1,683.83	396.94
VGM	1,726.03	1,668.14	1,966.15	1,669.04	1,680.91	396.09
VTN	1,573.02	1,472.41	1,695.21	1,473.17	1,483.71	348.43
IIM	1,882.81	1,678.68	1,977.07	1,679.57	1,691.54	398.4
IHTA	742.6	726.78	808.27	711.12	711.97	—

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each Trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)

These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees. All Trustees currently serve as Trustee of 32 registered investment companies advised by the Adviser.

(4)

On August 28, 2022, Mr. Christopher Wilson retired. During the fiscal year ended February 28, 2025 compensation from the Trust for Mr. Christopher Wilson for consultant services provided to the Trust subsequent to his retirement was $7,405.30. Pursuant to a consulting agreement with the Trust, Mr. Wilson may receive payments for consulting services provided to the Trust for up to three years following his retirement.

(5)	Edward Perkin was appointed to the Board of each Fund effective January 1, 2025.

B-2

ANNEX C

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, according to disclosure publicly filed with the SEC, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date

VKI	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	1,836	100.00%

VBF	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,303,924	20.17%

VCV	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	1,770	100.00%

VLT	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	383,303	5.90%

VMO	Common	RiverNorth Capital Management, LLC 360 South Rosemary Avenue, Suite 1420 West Palm Beach, FL 33401	4,275,300	6.34%

C-1

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date

VMO	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	3,124	100.00%

VKQ	Common	RiverNorth Capital Management, LLC 360 South Rosemary Avenue, Suite 1420 West Palm Beach, FL 33401	3,836,623	6.93%

VKQ	Preferred	Toronto-Dominion Investments, Inc. 1 Vanderbilt Avenue New York, NY 10017	2,428	100.00%

VPV	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	788	100.00%

IQI	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	1,521	100.00%

VVR	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	9,649,957	6.30%

VGM	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,323	100.00%

VTN	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	464	100.00%

IIM	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	1,981	100.00%

C-2

ANNEX D

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2024.

Fund	VKI	VBF	VCV	VLT	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Invesco Fund Complex[1]
Interested Trustee
Kupor	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Sharp	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Independent Trustees
Brown	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Deckbar	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Hostetler	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Jones	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Krentzman	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
LaCava	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Liddy	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Mathai-Davis	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Motley.	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Perkin[2]	None	None	None	None	None	None	None	None	None	None	None	None	None	N/A
Ressel	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Vandivort	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000

1.

Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Funds.

2.	The information in the table is provided as of December 31, 2024. Mr. Edward Perkin was appointed as trustee of each Trust effective January 2, 2025.

D-1

ANNEX E

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Fund’s prior two fiscal years, the Funds were billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, for audit and non-audit services rendered to the Funds. During each Fund’s prior two fiscal years, all audit or non-audit services provided to the Funds by PwC were approved by each Fund’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2025

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$53,529	$0	$13,433	$0	$13,433	$66,962
VBF	42,290	0	14,933	0	14,933	57,223
VCV	53,529	0	13,433	0	13,433	66,962
VLT	42,290	0	14,933	0	14,933	57,223
OIA	53,529	6,996	13,433	0	13,433	73,958
VMO	53,529	0	13,433	0	13,433	66,962
VKQ	53,529	0	13,433	0	13,433	66,962
VPV	53,529	0	13.433	0	13,433	66,962
IQI	53,529	0	13,433	0	13,433	66,962
VVR	115,853	46,396	51,875	0	51,875	214,124
VGM	53,529	0	13,433	0	13,433	66,962
VTN	53,529	0	13,433	0	13,433	66,962
IIM	53,529	0	13,433	0	13,433	66,962

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 29, 2024

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$51,470	$0	$14,598	$0	$14,598	$66,068
VBF	40,663	0	16,098	0	16,098	56,761
VCV	51,470	0	14,598	0	14,598	66,068
VLT	40,633	0	16,098	0	16,098	56,761
OIA	51,470	0	14,598	0	14,598	66,068
VMO	51,470	0	14,598	0	14,598	66,068
VKQ	51,470	0	14,598	0	14,598	66,068
VPV	51,470	0	14,598	0	14,598	66,068
IQI	51,470	0	14,598	0	14,598	66,068
VVR	146,062	0	41,098	0	41,098	187,160
VGM	51,470	0	14,598	0	14,598	66,068
VTN	51,470	0	14,598	0	14,598	66,068
IIM	51,470	0	14,598	0	14,598	66,068

(1)

Audit-Related Fees for the fiscal year ended February 28, 2025 includes fees billed for reviewing regulatory filings. Tax Fees for the fiscal year end February 28, 2025 and February 29, 2024 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Funds’ adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Funds (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,141,000	$1,094,000
Tax Fees	0	0
All Other Fees	0	0

Total Fees	1,141,000	1,094,000

(1)	Audit-Related fees for the years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,489,000 for the fiscal year ended February 28, 2025 and $6,510,000 for the fiscal year ended February 29, 2024. In total, PwC billed the Registrants, Invesco and Invesco Affiliates aggregate non-audit fees of $7,846,071 for the fiscal year ended February 28, 2025 and $7,839,372 for the fiscal year ended February 29, 2024.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).2 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[2]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on the NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement.”

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee)and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

CE-PROXY-1

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2025 The undersigned holder of Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Shares of the Fund(s) and appoints Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards, Adrienne Ruffle and Adam Henkel, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 12, 2025, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 INV_34487_061725_A PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 12, 2025 The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-34487 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 417-2255. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time. FUNDS FUNDS FUNDS Invesco Advantage Municipal Income Trust II Invesco California Value Municipal Income Trust Invesco Municipal Opportunity Trust Invesco Municipal Trust Invesco Pennsylvania Value Municipal Income Trust Invesco Quality Municipal Income Trust Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposals 1a. Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. Cynthia Hostetler 02. Eli Jones 03. Daniel S. Vandivort 04. James “Jim” Liddy FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Invesco Advantage Municipal Income Trust II ☐ ☐ ☐ 02 Invesco California Value Municipal Income Trust ☐ ☐ ☐ 03 Invesco Municipal Opportunity Trust ☐ ☐ ☐ 04 Invesco Municipal Trust ☐ ☐ ☐ 05 Invesco Pennsylvania Value Municipal Income Trust ☐ ☐ ☐ 06 Invesco Quality Municipal Income Trust ☐ ☐ ☐ 1b. Election of Trustees by Preferred Shareholders voting as a separate class. 01. Prema Mathai-Davis FOR WITHHOLD FOR WITHHOLD 01 Invesco Advantage Municipal Income Trust II ☐ ☐ 02 Invesco California Value Municipal Income Trust ☐ ☐ 03 Invesco Municipal Opportunity Trust ☐ ☐ 04 Invesco Municipal Trust ☐ ☐ 05 Invesco Pennsylvania Value Municipal Income Trust ☐ ☐ 06 Invesco Quality Municipal Income Trust ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx INV1 34487 xxxxxxxx

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2025 The undersigned holder of Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Shares of the Fund(s) and appoints Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards, Adrienne Ruffle and Adam Henkel, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 12, 2025, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 INV_34487_061725_A PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 12, 2025 The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-34487 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 417-2255. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time. FUNDS FUNDS FUNDS Invesco Senior Income Trust Invesco Trust for Investment Grade Municipals Invesco Trust for Investment Grade NY Municipals Invesco Value Municipal Income Trust Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X Proposals 1a. Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. Cynthia Hostetler 02. Eli Jones 03. Daniel S. Vandivort 04. James “Jim” Liddy FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Invesco Senior Income Trust ☐ ☐ ☐ 02 Invesco Trust for Investment Grade Municipals ☐ ☐ ☐ 03 Invesco Trust for Investment Grade NY Municipals ☐ ☐ ☐ 04 Invesco Value Municipal Income Trust ☐ ☐ ☐ 1b. Election of Trustees by Preferred Shareholders voting as a separate class. 01. Prema Mathai-Davis FOR WITHHOLD FOR WITHHOLD 01 Invesco Senior Income Trust ☐ ☐ 02 Invesco Trust for Investment Grade Municipals ☐ ☐ 03 Invesco Trust for Investment Grade NY Municipals ☐ ☐ 04 Invesco Value Municipal Income Trust ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx INV1 34487 xxx

INVESCO FUNDS PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2025 COMMON SHARES The undersigned holder of Common Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Common Shares of the Fund(s) and appoints Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards, Adrienne Ruffle and Adam Henkel, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 12, 2025, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 INV_34487_061725_1C PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 12, 2025 The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-34487 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Joint Annual Meeting in general, please call toll-free (866) 417-2255. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern time. FUNDS FUNDS FUNDS Invesco Bond Fund Invesco High Income Trust II Invesco Municipal Income Opportunities Trust Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal 1c. Election of Trustees. To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. Cynthia Hostetler 02. Eli Jones 03. Prema Mathai-Davis 04. Daniel S. Vandivort 05. James “Jim” Liddy FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Invesco Bond Fund ☐ ☐ ☐ 02 Invesco High Income Trust II ☐ ☐ ☐ 03 Invesco Municipal Income Opportunities Trust ☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx INV2 34487 xxxxxxxx